Exhibit 10.30

WAIVER AND CONSENT

THIS WAIVER AND CONSENT, dated as of June 20, 2007 (this “Consent”), is by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), each of the Domestic Subsidiaries of the Borrower from time to time party hereto (the “Domestic Guarantors”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”; together with the Company and the Domestic Guarantors, collectively the “Guarantors” and individually, a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of March 30, 2007 (as previously amended or modified and as further amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement) among the Borrower, the Guarantors, the lenders and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

WHEREAS, the Company is restating its December 31, 2006 Form 10-Q which was previously delivered to the Administrative Agent on or prior to the Closing Date pursuant to Section 3.1 of the Credit Agreement (“Closing Date Financial Statements”);

WHEREAS, the Company is requesting that the Required Lenders waive any potential Event of Default under Sections 5.2(a) or 7.1(b) of the Credit Agreement relating to the restatement of the Closing Date Financial Statements to correct a cumulative understatement of income tax expense and any misrepresentation by the Company as to the accuracy of such Closing Date Financial Statements (collectively, the “Event of Default”);

WHEREAS, the Credit Parties have requested that the Required Lenders extend the time for delivery of (a) the annual financial statements referred to in Section 5.1(a)(i) and (ii) of the Credit Agreement for the fiscal year ended March 31, 2007 (the “Section 5.1(a) Financial Statements”) and (b) the certificates referred to in Section 5.2(a) and (b) of the Credit Agreement for the fiscal year ended March 31, 2007 (collectively, the “Section 5.2 Certificates”), in each case to a date which is on or before June 29, 2007; and

WHEREAS, the Required Lenders are willing to (a) waive the Event of Default and (b) extend the time for delivery of the Section 5.1(a) Financial Statements and the Section 5.2 Certificates to a date which is on or before June 29, 2007, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

WAIVER AND CONSENT

1.1

Waiver.  Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby waive the Event of Default.

1.2

Consent.  Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby extend the time for delivery of the Section 5.1(a) Financial Statements and the Section 5.2 Certificates to a date which is on or before June 29, 2007.

1.3

Effectiveness of Waiver and Consent.  This Consent shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Credit Parties, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Agreement, except as specifically consented to pursuant to the terms hereof, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (d) except as consented to and waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

SECTION 2

CONDITIONS TO EFFECTIVENESS

2.1

Closing Conditions.  This Consent shall become effective as of the day and year set forth above upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)

Executed Consent.  The Administrative Agent shall have received a copy of this Consent duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b)

Executed Lender Consents.  The Administrative Agent shall have received executed lender consents, in substantially the form of Exhibit A attached hereto, from the Required Lenders authorizing the Administrative Agent to enter into this Consent on their behalf.  The delivery by the Administrative Agent of its signature page to this Consent shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c)

Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Consent shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

SECTION 3

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties.  Each of the Credit Parties represents and warrants as follows:

(a)

It has taken all necessary action to authorize the execution, delivery and performance of this Consent.

(b)

This Consent has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Consent.

(d)

The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)

After giving effect to this Consent, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)

The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)

Except as specifically provided in this Consent, the Credit Party Obligations are not reduced or modified by this Consent and are not subject to any offsets, defenses or counterclaims.

SECTION 4

MISCELLANEOUS

4.1

Counterparts/Telecopy.  This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Consent by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

4.2

Instrument Pursuant to Credit Agreement.  This Consent is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

4.3

Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

4.4

Amended Terms.  The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Consent.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

4.5

Survival.  Except as expressly modified and amended in this Consent, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

4.6

Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Consent, including without limitation the reasonable fees, expenses and retainer amounts of the Administrative Agent’s legal counsel and financial consultants.

4.7

Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Consent.

4.8

Governing Law.  THIS CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS  PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.9

Successors and Assigns.  This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.10

General Release.  In consideration of the Lenders entering into this Consent, each Credit Party hereby releases the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

4.11

Waiver of Jurisdiction; Service of Process; Waiver of Jury Trial; Arbitration.  The jurisdiction, service of process, waiver of jury trial and arbitration provisions set forth in Sections 9.12, 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Balance of Page Intentionally Left Blank].

ALLIANCE ONE INTERNATIONAL, INC.

CONSENT

Each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:       /s/  Robert E. Harrison

Name:

       Robert E. Harrison

Title:

Chief Executive Officer & President

By:       /s/  James A. Cooley

Name:

       James A. Cooley

Title:

Executive Vice President & Chief Financial
            Officer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:       /s/  James A. Cooley

Name:

       James A. Cooley

Title:

Attorney-in-fact

By:       /s/  Joel Thomas

Name:

       Joel Thomas

Title:

Attorney-in-fact

DOMESTIC GUARANTORS:

[NONE]

FOREIGN GUARANTORS:

ALLIANCE ONE INTERNATIONAL AG

By:       /s/  James A. Cooley

Name:

       James A. Cooley

Title:

Authorized Signor

By:       /s/  Joel Thomas

Name:

       Joel Thomas

Title:

Authorized Signor

ALLIANCE ONE INTERNATIONAL, INC.

CONSENT

ADMINISTRATIVE AGENT

AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent and as a Lender

By:       /s/  Jorge A. Gonzalez

Name:

       Jorge A. Gonzalez

Title:

Managing Director

EXHIBIT A

FORM OF

LENDER CONSENT

See Attached.

LENDER CONSENT

This Lender Consent is given pursuant to the Amended and Restated Credit Agreement, dated as of March 30, 2007 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), each of the Domestic Subsidiaries of the Borrower from time to time party thereto (the “Domestic Guarantors”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”; together with the Company and the Domestic Guarantors, collectively the “Guarantors” and individually, a “Guarantor”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the Waiver and Consent (the “Consent”), to be dated on or about June 20, 2007 by and among the Borrower, the Guarantors party thereto, and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Consent on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Consent and the Credit Agreement.

Delivery of this Lender Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the ___ day of June, 2007.

______________________________,

as a Lender

By:

______________________________

Name:

______________________________

Title:

______________________________